UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): May 21, 2003




                                  BRIAZZ, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)





   Washington             000-32527                      91-1672311
----------------    ------------------------   ---------------------------------
(Jurisdiction of    (Commission File Number)   (IRS Employer Identification No.)
 incorporation)



                        3901 7th Avenue South, Suite 200
                         Seattle, Washington 98108-5206
              ----------------------------------------------------
              (Address of Principal Executive Offices and Zip Code)

       Registrant's telephone number, including area code (206) 467-0994




                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 9.  Regulation FD Disclosure

Briazz, Inc. has hired Milt Liu as a consultant to assist the company with operations. Mr. Liu previously served as the chief operating officer at Flying Food Group, L.L.C. ("FFG"), an affiliate of the company and a provider of in-flight catering services at major international airports in the United States, and food products for grocery and specialty retail. Mr. Liu graduated Yale in 1988 and completed his MBA at Kellogg Graduate School of Management in 1994. Mr. Liu may join the company as senior executive upon completion of the DB financing.











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


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the duly authorized undersigned.

                                       BRIAZZ, INC.



Date:  May 21, 2003                    /s/ Victor D. Alhadeff
                                       -----------------------------------
                                       Victor D. Alhadeff
                                       Chief Executive Officer, Chief Financial
                                       Officer, Secretary and Chairman